UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May  23, 2019

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
4800 Montgomery Lane, Suite 220
Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDOR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Condor Hospitality Trust, Inc, (the “Company”) held its annual meeting of shareholders on May 23, 2019.  The holders of the common stock (i) elected nine directors for an annual term or until their successors have been duly elected and qualified; (ii) approved on an advisory basis the Company’s executive compensation, (iii) approved on an advisory basis a frequency of every three years for the shareholder advisory vote on executive compensation; and (iv) ratified the appointment of KPMG LLP as independent auditors of the Company for 2019.

For the annual meeting there were 11,918,825 shares of common stock as of March 15, 2019, the record date, eligible to vote at the meeting, of which holders of 10,283,243 shares of common stock were present at the meeting in person or by proxy.  The tabulation for each matter voted upon at the meeting by the common stock was as follows:

Nine nominees were elected to serve as directors of the Company by the following vote:

	Votes For	Votes Withheld	Broker Non-Vote
J. William Blackham	8,640,907	252,317	1,390,019
Thomas Calahan	8,763,425	129,799	1,390,019
Noah Davis	8,635,882	257,342	1,390,019
Daphne J. Dufresne	8,776,992	116,232	1,390,019
Daniel R. Elsztain	8,633,967	259,257	1,390,019
Matias Gaivironsky	8,633,653	259,571	1,390,019
Donald J. Landry	8,776,993	116,231	1,390,019
Brendan MacDonald	8,630,019	263,205	1,390,019
Benjamin Wall	8,761,674	131,550	1,390,019

Advisory approval of the Company’s executive compensation was approved by the following vote:

8,
Votes For	Votes Against	Votes Abstain	Broker Non-Vote
8,564,678	210,955	117,591	1,390,019

A frequency of every three years for the shareholder advisory vote on executive compensation was approved by the shareholders on an advisory basis by the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
2,427,382	19,034	6,329,418	117,390	1,390,019

Following the above vote, the Board of Directors of the Company has determined that the advisory vote on the compensation paid to the Company’s named executive officers be submitted to the shareholders every three years until the next vote on the frequency of such votes is conducted or until the Board determines that a different frequency of such votes is in the best interest of the shareholders of the Company.

The shareholders ratified the appointment of KPMG LLP as independent auditors for 2019 by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
10,045,607	165,026	72,610	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: May 29, 2019	By:	/s/ Arinn Cavey
Name: Arinn Cavey
Title: Interim Chief Financial Officer and Chief Accounting Officer